UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave, 4th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2010

Item 1. Report to Stockholders.

THE FUND SEEKS CAPITAL APPRECIATION

ANNUAL REPORT

DECEMBER 31, 2010

Table of Contents

A Message to Our Shareholders	2
Sector Allocation	6
Expense Example	6
Performance Chart and Analysis	8
Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Approval of Investment Advisory Agreement	25
Trustees and Executive Officers	28
Additional Information	32

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2010

Dear Fellow Shareholder:

2010 produced another year of double digit returns for the Jordan Opportunity Fund.  For the one year period ending December 31, 2010, the S&P 500® Index was up 15.06% and the Fund was up 14.93%.*  While the stock market was fairly volatile through the end of August, the market spent the last four months of the year essentially rising the entire time.  Interestingly, the S&P 500® Index ended close to the levels predicted by many Wall Street strategists, and thus it was a year that it did not pay to be contrary.  Despite widespread discussions of the declining dollar, the dollar actually rose slightly during 2010, but experienced a wide range during the year.

Emerging market equities put in a mixed year and underperformed stocks from many of the developed countries, notwithstanding much slower growth rates in Europe, Japan and the U.S.  Inflation has been a growing problem for the emerging economies, as countries from Brazil to China and India have experienced rapidly accelerating inflation. Rising inflation has been brought on by explosive moves in commodity prices, with everything from oil and gold to wheat and corn experiencing sharp advances.  Agricultural commodities were especially strong due to worldwide droughts and poor harvests.  Thus, the countries which have been regarded as the most promising emerging economies, China and Brazil, actually experienced negative and flat equity returns respectively in 2010.

Bonds also experienced a mixed year, with long-term U.S. treasuries closing the year with single-digit returns, despite Federal Reserve intervention through an additional significant round of quantitative easing, and the fact that bond funds received the overwhelming amount of mutual fund flows during the last two years.

The Fund fared well during the year, practically matching the S&P 500® in overall performance.  Holdings in agriculture and food-related investments such as Deere Corp (DE), CF Industries (CF), Mosiac (MO) and Coca Cola (KO) helped boost performance throughout the year.  Agriculture commodities such as corn, soybeans, and wheat all ended the year trading at or near two-and-a-half-year highs.  Steadily growing emerging market demand and production shortfalls have combined to drain inventories and leave the supply chain with very little slack to absorb future supply disruptions.  For example, corn inventories (as a percentage of demand) are projected by the USDA to reach their lowest level since the 1995/96 harvest, and soybean inventories are projected to fall near their lowest levels of the past decade.  Rebuilding these stock levels and avoiding further shortages will likely require increased expenditures in fertilizers, seeds, and equipment, which should leave our related holdings well-positioned for further gains in 2011.

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
DECEMBER 31, 2010

Gold producers were also a strong performer for the fund throughout most of 2010.  Stocks such as American Barrick (ABX), Newmont Mining (NEM), and Agnico Eagle Mines (AEM) were top contributors.  We continue to be cautiously bullish on gold and gold producers, due to our expectation for another significant move higher in gold prices during 2011.  Many commodity prices are trading close to multi-year highs, which have stoked inflationary fears for many investors.  As inflationary pressures continue to rise and investors seek to shift out of paper assets into hard assets, gold should be one of the primary beneficiaries.  Additionally, gold is still trading well below its inflation-adjusted level from 1980.  The ongoing European sovereign debt crisis will likely continue to pressure the European Central Bank to pump liquidity into the European banking system, further helping gold prices. Furthermore, earnings growth trends and positive earnings estimate revisions should cause gold mining stocks to appreciate significantly in the next twelve months.

Media and entertainment content stocks were also positive drivers during the year, and continue to be among the Fund’s key holdings.  Stocks such as Disney (DIS), Viacom (VIA.B), and News Corp (NWSA) were solid contributors to the Fund during 2010.  The primary thesis behind our investments in media companies and content creators has not changed; we continue to believe these companies have very positive long-term outlooks as they raise prices to a number of distributors (both in cable and online) for access to their content.  We expect improved monetization of online video through more premium access fees (such as those charged by Hulu Plus) and additional advertising time slots being sold.  The improving U.S. economy will also serve as a tailwind for this industry as advertising rates keep recovering.

Throughout the second half of 2010, the Fund rotated almost entirely out of its healthcare positions, and slowly started to increase its weightings in 4th Wave Technology and mobile computing component suppliers.  We have become increasingly positive on the proliferation of mobile computing in the past few months, and have hence added new positions in the component suppliers of smartphones and tablet computers.  Consumers are looking to bring all of the convenience and speed of a desktop internet experience with them on the go, which is becoming easier to accomplish with iPhones and Android-powered smartphones.  The next leap in mobile computing is being made possible with the rollout of 4G wireless networks by carriers such as Verizon and AT&T.  Many of these carriers will look to offer much-improved video and data services on tablet computers, within a market that was opened up by the runaway success of the iPad in 2010.  Over fifty new tablet devices are expected to be introduced in the first

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
DECEMBER 31, 2010

half of this year, which should lead to a level of price competition that drives acceleration in adoption far beyond what most analysts expect.  We believe final tablet unit sales will be close to double the initial market expectations of 40-50 million, leading to the potential for significant upside surprises in revenues and earnings for suppliers of mobile microprocessors, flash memory, and wireless baseband chips.  The increasing burdens placed on wireless networks by mobile computing growth will also require higher investments in broadband capacity, and we remain bullish on the optical networking equipment companies as well.  Stocks such as Qualcom (QCOM), Sandisk (SNDK), and JDS Uniphase (JDSU) are some of the new names that make up this group.

Looking forward to 2011, we continue to be bullish and believe equities may still have appreciation potential.  A major factor for our bullishness is that both bond funds and emerging market funds have attracted most of the investment inflows among mutual funds during the last two years, and we expect a significant rotation out of those areas, back into domestic equity funds in 2011.  This shift will likely occur due to better earnings visibility, better valuations and greater insulation from rising inflationary forces that are emerging.  Therefore, we believe that there are many attractive equities to buy and hope for another good year of stock appreciation.

Sincerely,

Gerald R. Jordan
President & Portfolio Manager

Must be preceeded or accompanied by a prospectus.

*Fund performance data quoted represents past performance and is no guarantee of future results.  For additional performance information and related disclosure please refer to the Performance Chart and Analysis section on page 8.

The views in this report were those of the Fund manager as of December 31, 2010 and may not reflect his views on the date this report is first published or anytime thereafter.  These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
DECEMBER 31, 2010

The Fund’s investment parameters are diverse and as such may be subject to different forms of investment risk discussed herein. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund may use derivatives such as options to increase its exposure to certain securities. These techniques will result in greater volatility for the Fund, particularly in periods of market declines.

Estimated earnings growth is the year over year growth in earnings per share.

Earnings growth does not guarantee an increase in the market value of a holding of the Fund.

The S&P 500® Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.  One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

JORDAN OPPORTUNITY FUND
SECTOR ALLOCATION
DECEMBER 31, 2010 (Unaudited)

Sector Allocation	Percent of Net Assets

Materials	29.6%
Information Technology	27.0%
Industrials	11.0%
Consumer Discretionary	10.5%
Money Market Fund	7.1%
Financials	6.0%
Consumer Staples	3.9%
Health Care	2.3%
Options	0.4%
Other Assets in Excess of Liabilities	2.2%
Net Assets	100.0%

EXPENSE EXAMPLE
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

As a shareholder of the Jordan Opportunity Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example

JORDAN OPPORTUNITY FUND
EXPENSE EXAMPLE (Continued)
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	July 1, 2010 –
	July 1, 2010	December 31, 2010	December 31, 2010*
Actual	$1,000	$1,230	$7.70
Hypothetical (5% return
before expenses)	$1,000	$1,018	$6.97

*
Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.37% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year).

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2010

Jordan Opportunity Fund vs. S&P 500® Index

Average Annual Total	One	Five	Ten
Return on 12/31/10	Year	Year	Year
Jordan Opportunity Fund	14.93%	7.27%	4.20%
S&P 500® Index	15.06%	2.29%	1.41%

Cumulative Performance Comparison

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Fund, including reinvestment of dividends and distributions, compared with a broad based securities market index, for 10 years ending December 31, 2010.  The S&P 500® Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends.  One cannot invest directly in an index.

On January 21, 2005, a limited partnership managed by Hellmann, Jordan Management Co., Inc., the Fund’s sub-adviser, reorganized into the Fund.  This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund’s performance for periods prior to January 2005 is that of the limited partnership.  The limited partnership’s expenses during the periods presented were higher than the Fund’s expense ratio.  The limited partnership was not registered under the Investment Company Act of 1940 Act (“1940 Act”) and was not subject to certain

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS (Continued)
DECEMBER 31, 2010

investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

Performance data quoted represents past performance and is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling (800) 441-7013.

The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2010

Shares		Value
COMMON STOCKS – 90.3%

Airlines – 6.7%
225,295	Delta Air
	Lines Inc. (a)	$2,838,717
128,030	United Continental
	Holdings (a)	3,049,675
134,430	US Airways
	Group, Inc. (a)	1,345,644
		7,234,036
Beverages – 2.0%
33,010	The Coca Cola Co.	2,171,068
Capital Markets – 6.0%
18,690	Goldman Sachs
	Group, Inc.	3,142,910
63,590	Jefferies Group, Inc.	1,693,402
41,100	Lazard Ltd.	1,623,039
		6,459,351
Chemicals – 12.0%
12,620	Agrium, Inc.	1,157,885
26,560	CF Industries
	Holdings, Inc.	3,589,584
32,570	The Dow
	Chemical Co.	1,111,940
21,640	E. I. du Pont de
	Nemours & Co.	1,079,403
92,240	Huntsman Corp.	1,439,867
17,410	LyondellBasell
	Industries N.V. –
	Class A (a)	598,904
52,440	Mosaic Co.	4,004,318
		12,981,901
Communications Equipment – 7.8%
100,780	CIENA Corp. (a)	2,121,419
125,710	JDS Uniphase
	Corp. (a)	1,820,281
96,240	Oclaro, Inc. (a)	1,265,556
64,630	QUALCOMM, Inc.	3,198,539
		8,405,795
Computer & Peripherals – 5.5%
7,839	Apple, Inc. (a)	2,528,548
69,710	SanDisk Corp. (a)	3,475,741
		6,004,289
Food Products – 1.9%
68,400	Archer Daniels
	Midland Co.	2,057,472
Internet Software & Services – 6.0%
4,287	Google, Inc. (a)	2,546,349
33,060	Sina Corp. (a)	2,275,189
25,850	Sohu.com, Inc. (a)	1,641,217
		6,462,755
Life Sciences Tools & Services – 2.3%
32,210	Waters Corp. (a)	2,503,039
Machinery – 4.3%
55,490	Deere & Co.	4,608,445
Media – 10.5%
194,530	News Corp.	2,832,357
33,060	Time Warner, Inc.	1,063,540
85,520	Viacom, Inc.	3,387,447
109,390	The Walt Disney Co.	4,103,219
		11,386,563
Metals & Mining – 17.6%
48,810	Agnico-Eagle
	Mines Ltd.	3,743,727
43,000	AngloGold Ashanti
	Ltd. – ADR	2,116,890
76,270	Barrick Gold Corp.	4,056,038
65,810	Goldcorp, Inc.	3,025,944
176,780	Harmony Gold
	Mining Co.
	Ltd. – ADR	2,216,821
63,130	Newmont
	Mining Corp.	3,878,076
		19,037,496
Semiconductors &
Semiconductor Equipment – 5.4%
55,700	Avago
	Technologies Ltd.	1,585,779
37,110	Broadcom Corp.	1,616,140
34,920	Skyworks
	Solutions, Inc. (a)	999,759

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2010

Shares	Value
135,340	TriQuint
Semiconductor,
Inc. (a)	$1,582,125
5,783,803
Software Publishers – 2.3%
81,180	Oracle Corp.	2,540,934
TOTAL COMMON STOCKS
(Cost $83,353,369)	97,636,947

Contracts
(100 shares per contract)
PUT OPTION PURCHASED – 0.4%
Index Option – 0.4%
391	CBOE Russell 2000
Expiration: January,
2011, Exercise
Price: $775.00	480,930
TOTAL PUT OPTION
PURCHASED
(Cost $458,649)	480,930

SHORT-TERM INVESTMENT – 7.1%
Money Market Fund – 7.1%
7,698,361	Invesco Short-Term
Treasury Portfolio –
Institutional Class
Fund, 0.039% (b)	7,698,361
TOTAL SHORT-TERM
INVESTMENT
(Cost $7,698,361)	7,698,361
TOTAL INVESTMENTS
IN SECURITIES – 97.8%
(Cost $91,510,379)	105,816,238
Other Assets in Excess
of Liabilities – 2.2%	2,369,685
TOTAL NET
ASSETS – 100.0%	$108,185,923

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	7-Day Yield as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2010

ASSETS
Investments in securities, at value (cost $91,510,379) (Note 2)	$105,816,238
Receivables:
Dividends and interest	68,887
Investments sold	2,788,417
Fund shares sold	303,970
Prepaid expenses	9,492
Total assets	108,987,004

LIABILITIES
Payables:
Investment securities purchased	547,644
Fund shares redeemed	81,601
Investment advisory fees	90,023
Administration fees	8,728
Custody fees	4,426
Fund accounting fees	9,411
Transfer agent fees	28,252
Chief Compliance Officer fees	3,250
Other accrued expenses	27,746
Total liabilities	801,081

NET ASSETS	$108,185,923

Net asset value, offering price and redemption price per share
($108,185,923/8,672,407 shares outstanding; unlimited
number of shares authorized without par value)	$12.47

COMPONENTS OF NET ASSETS
Paid-in capital	$120,608,930
Accumulated net realized loss on investments and options	(26,728,866)
Net unrealized appreciation on investments and options	14,305,859
Net assets	$108,185,923

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME
Dividends (net of $7,516 foreign withholding tax)	$948,471
Interest	2,897
Total investment income	951,368

EXPENSES (Note 3)
Investment advisory fees	993,042
Transfer agent fees	111,933
Administration fees	79,444
Fund accounting fees	38,444
Registration fees	35,265
Reports to shareholders	21,332
Audit fees	18,800
Custody fees	18,174
Chief Compliance Officer fees	13,379
Miscellaneous expenses	13,062
Legal fees	8,156
Trustee fees	5,569
Insurance expense	1,733
Total expenses	1,358,333
Net investment loss	(406,965)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND OPTIONS
Net realized gain on investments and options	9,680,456
Change in net unrealized appreciation on investments and options	4,357,493
Net realized and unrealized gain on investments and options	14,037,949
Net increase in net assets resulting from operations	$13,630,984

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(406,965)	$(371,581)
Net realized gain on investments and written options	9,680,456	6,039,688
Change in net unrealized appreciation
on investments and written options	4,357,493	22,447,538
Net increase in net assets
resulting from operations	13,630,984	28,115,645
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(25,148)
Net realized gain on investments	—	—
Total Distributions	—	(25,148)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a) (b)	(16,731,801)	15,806,669
Total increase (decrease) in net assets	(3,100,817)	43,897,166
NET ASSETS
Beginning of year	111,286,740	67,389,574
End of year	$108,185,923	$111,286,740

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Value	Shares	Value
Shares sold	2,848,396	$31,463,340	4,584,705	$43,915,006
Shares issued in
reinvestment of
distributions	—	—	3,099	22,931
Shares redeemed	(4,436,926)	(48,195,141)	(3,229,209)	(28,131,268)
Net increase (decrease)	(1,588,530)	$(16,731,801)	1,358,595	$15,806,669

(b)	Net of redemption fees of $6,679 and $14,622, respectively.

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding for the year

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value,
beginning of year	$10.85	$7.57	$12.11	$10.43	$10.62
INCOME FROM
INVESTMENT
OPERATIONS
Net investment loss	(0.05)	(0.04)	(0.02)	(0.06)	(0.07)
Net realized and unrealized
gain (loss) on investments
and options	1.67	3.32	(4.53)	2.75	1.10
Total from investment
operations	1.62	3.28	(4.55)	2.69	1.03
LESS DISTRIBUTIONS
From net realized gain	—	—	(0.01)	(1.01)	(1.22)
Return of Capital	—	— *	—	—	—
Total Distributions	—	—	(0.01)	(1.01)	(1.22)
Paid-in capital from
redemption fees (Note 2)	— *	— *	0.02	— *	— *
Net asset value,
end of year	$12.47	$10.85	$7.57	$12.11	$10.43
TOTAL RETURN	14.93%	43.39%	(37.44)%	25.79%	9.49%
RATIO/SUPPLEMENTAL DATA
Net assets, end
of year (millions)	$108.2	$111.3	$67.4	$35.3	$22.7
Ratio of expenses to
average net assets
Before fees waived
and expenses absorbed	1.37%	1.42%	1.47%	2.05%	2.09%
After fees waived
and expenses absorbed	1.37%	1.42%	1.41%	1.54%	2.05%
Ratio of net investment income
(loss) to average net assets
Before fees waived
and expenses absorbed	(0.41)%	(0.44)%	(0.26)%	(0.97)%	(0.70)%
After fees waived
and expenses absorbed	(0.41)%	(0.44)%	(0.20)%	(0.46)%	(0.66)%
Portfolio turnover rate	246%	336%	352%	189%	304%

*Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

NOTE 1 – ORGANIZATION

Jordan Opportunity Fund (the “Fund”) is a series of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. Prior to April 30, 2009 the Fund was a series of Forum Funds.  The Fund commenced operations on January 21, 2005.  Prior to January 21, 2005, the Fund was organized as a limited partnership managed by Hellman, Jordan Management Co., Inc. (the “Sub-Advisor”).  This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.

The investment objective of the Fund is to seek capital appreciation.  The Fund seeks to achieve its objective by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Short-term securities that have a maturity of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2010

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At December 31, 2010, the Fund did not hold fair valued securities.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2010

value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$97,636,947	$—	$—	$97,636,947
Put Option Purchased	480,930	—	—	480,930
Short-Term Investment	7,698,361	—	—	7,698,361
Total Investments in Securities	$105,816,238	$—	$—	$105,816,238

^	See Schedule of Investments for industry breakout.

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may make substantial use of options, which are derivatives and employ specialized trading techniques such as options trading to increase its exposure to certain selected securities.  The Fund may employ these techniques speculatively to enhance returns and not merely as hedging tools.

Statement of Assets and Liabilities

Fair values of Derivative Instruments as of December 31, 2010:

	Asset Derivatives as of December 31, 2010		Liability Derivatives as of December 31, 2010
Hedging	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts	Investments		None
	in securities,
	at value	$480,930		$—
Total		$480,930		$—

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2010

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

Change in
Unrealized
	Location of	Realized	Appreciation
	Gain (Loss)	Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts	Net Realized	$(1,251,276)	$(73,170)
and Unrealized
Gain (Loss) on
Investments and
Options

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.2% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2010, the Fund had post October losses of $252,057.

At December 31, 2010, the Fund had capital loss carryforwards available for federal income tax purposes as follows:

Year of Expiration	Amount
December 31, 2016	$13,678,865
December 31, 2017	$12,301,771
$25,980,636

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2010

has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income, if any, are declared and paid quarterly.  Capital gains on securities, if any, are declared and paid at least on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When the Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised,

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2010

the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended December 31, 2010, the Fund decreased accumulated net investment loss by $406,965, decreased paid-in capital by $424,978 and decreased accumulated net realized loss by $18,013.

J.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2010

K.
New Accounting Pronouncements.  In January 2010, the FASB issued Accounting Standards Update ”Improving Disclosures about Fair Value Measurements” (”ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchase, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers in to or out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Windowpane Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor is responsible for furnishing all investment advice, office space, certain administrative services, and providing most of the personnel needed by the Fund. The Advisor may also retain sub-advisors to render portfolio management services to the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended December 31, 2010 the Fund incurred $993,042 in advisory fees.

Hellman, Jordan Management Co. is the sub-advisor to the Fund.  The sub-advisory fee, calculated as a percentage of the Fund’s average net assets, is paid by the Advisor.

During the period, the Advisor and Sub-advisor may voluntarily waive their fees to the extent necessary to limit the Fund’s expenses to 2.00%.  Voluntary waivers of fees and expense reimbursements may be reduced or eliminated at anytime.  For the year ended December 31, 2010, no fees were waived.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2010

payment of Fund expenses and reviews the Fund’s expense accruals.  For the year ended December 31, 2010, the Fund incurred $79,444 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended December 31, 2010, the Fund was allocated $13,379 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $224,162,090 and $245,449,687, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2010 and 2009 for the Fund was as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary income	$—	$25,148
Long-term capital gain	—	—
	$—	$25,148

As of December 31, 2010, the components of the distributable earning on a tax basis were as follows:

Cost of investments	$92,006,552
Gross unrealized appreciation	14,243,354
Gross unrealized depreciation	(433,668)
Net unrealized appreciation	13,809,686
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(26,232,693)
Total accumulated loss	$(12,423,007)

At December 31, 2010, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the tax treatment of wash sales and mark to market adjustments of options.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders Jordan Opportunity Fund

We have audited the accompanying statements of assets and liabilities of the Jordan Opportunity Fund (the ”Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended December 31, 2008 were audited by other auditors whose report dated February 25, 2009 expressed an unqualified opinion on financial highlights.  The financial highlights for each of the two years in the period ended December 31, 2007 were audited by other auditors whose report dated February 26, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jordan Opportunity Fund as of December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years and the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2011

JORDAN OPPORTUNITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At a meeting held on July 19 and 20, 2010, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the Jordan Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with Windowpane Advisors, L.L.C. (the “Advisor”) and Hellman, Jordan Management Co., Inc (the “Sub-Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 24 and 25, 2010, the Board received and reviewed substantial information regarding the Fund, the Advisor and Sub-Advisor and the services provided by the Advisor and Sub-Adviser to the Fund under the Advisory Agreement and Sub-Advisory Agreement, respectively (together, the “Advisory Agreements”).  In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor and Sub-Advisor under the Advisory Agreements.  The Board considered the Advisor’s and Sub-Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor and Sub-Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structures of the Advisor and Sub-Advisor, including information regarding their compliance programs, chief compliance officers and the Advisor’s and Sub-Advisor’s compliance records, the Advisor’s and Sub-Advisor’s disaster recovery plans, and the Advisor’s and Sub-Advisor’s business continuity plans.  The Board also considered the prior relationship between the Advisor and Sub-Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s and Sub-Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor and Sub-Advisor in person to discuss various marketing and compliance topics, including the Advisor’s and Sub-Advisor’s diligence in risk oversight.  The Board concluded that the Advisor and Sub-Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

JORDAN OPPORTUNITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Continued) (Unaudited)

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor and Sub-Advisor.  In assessing the quality of the portfolio management delivered by the Advisor and Sub-Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

The Board noted that the Fund’s performance was below the median of its peer group for the one-year period and above the median of its peer group for the three-year and five-year periods.

The Board noted that the Advisor had no other advisory services to that of overseeing the Sub-Advisor to the Fund.  The Board took into consideration the services the Sub-Advisor provided to its institutional and separately managed account clients and considered any differences of performance between similarly managed accounts and the performance of the Fund.  The Board found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the Sub-Advisor and the structure of the Advisory fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Sub-Advisor, as well as expense waivers and reimbursements.

The Board noted that the Fund’s total expenses were in line with the median of its peer group and the advisory expense was above its peer group median.

The Board noted that the Advisor had no other advisory services to that of overseeing the Sub-Advisor to the Fund.  The Board took into consideration the services the Sub-Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Board found that the fees charged to the Fund were in line with the fees charged by the Sub-Advisor to its other investment management and separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.	The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s and Sub-

JORDAN OPPORTUNITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Continued) (Unaudited)

Advisor’s financial information and took into account both the direct benefits and indirect benefits to the Advisor and Sub-Advisor from advising the Fund.  The Board considered the profitability to the Advisor and Sub-Advisor from their relationship with the Fund and considered any additional benefits derived by the Sub-Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars”.  After such review, the Board determined that the profitability to the Advisor and the Sub-Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor and the Sub-Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor and the Sub-Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interest of the Fund and its shareholders.

JORDAN OPPORTUNITY FUND
TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.

Number
of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex(2)
	with	Length	Occupation	Overseen	Other
Name, Age	the	of Time	During Past	by	Directorships
and Address	Trust(1)	Served	Five Years	Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee; PNC
(born 1943)	and	Term;	Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(administrative,
Fund Services, LLC		May	management and
2020 E. Financial Way		1991.	business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

JORDAN OPPORTUNITY FUND
TRUSTEES AND EXECUTIVE OFFICERS (Continued)
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex(2)
	with	Length	Occupation	Overseen	Other
Name, Age	the	of Time	During Past	by	Directorships
and Address	Trust(1)	Served	Five Years	Trustees	Held

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief		Foundation;
c/o U.S. Bancorp		Since	Executive Officer,		The University
Fund Services, LLC		May	Rockefeller Trust		of Virginia Law
2020 E. Financial Way		1991.	Co., (prior thereto		School
Suite 100			Senior Vice President),		Foundation.
Glendora, CA 91741			and Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Former owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
c/o U.S. Bancorp		Since	(Vacation Services);
Fund Services, LLC		May	formerly, President
2020 E. Financial Way		1991.	and Founder, National
Suite 100			Investor Data Services,
Glendora, CA 91741			Inc. (investment related
computer software).

JORDAN OPPORTUNITY FUND
TRUSTEES AND EXECUTIVE OFFICERS (Continued)
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex(2)
	with	Length	Occupation	Overseen	Other
Name, Age	the	of Time	During Past	by	Directorships
and Address	Trust(1)	Served	Five Years	Trustees	Held

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds; Trustee,
2020 E. Financial Way			Company Administration,		Managers AMG
Suite 100			LLC (mutual fund		Funds, Aston
Glendora, CA 91741			administrator).		Funds;
Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual Funds.
Officers of the Trust
Robert M. Slotky	Chief	Indefinite	Senior Vice President,	Not	Not
(born 1947)	Compliance	Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Services, LLC since
Fund Services, LLC		September	July 2001.
2020 E. Financial Way		2004.
Suite 100	Anti-Money	Indefinite
Glendora, CA 91741	Laundering	Term;
	Officer	Since
December
2005.
Eric W. Falkeis	President	Indefinite	Senior Vice President	Not	Not
(born 1973)		Term;	and Chief Financial	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer (and other
Fund Services, LLC		January	positions), U.S. Bancorp
615 East Michigan St.		2011.	Fund Services, LLC,
Milwaukee, WI 53202			since 1997.

JORDAN OPPORTUNITY FUND
TRUSTEES AND EXECUTIVE OFFICERS (Continued)
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex(2)
	with	Length	Occupation	Overseen	Other
Name, Age	the	of Time	During Past	by	Directorships
and Address	Trust(1)	Served	Five Years	Trustees	Held

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC, since
Fund Services, LLC		November	2006; formerly, Manager,
615 East Michigan St.		2009.	PricewaterhouseCoopers
Milwaukee, WI 53202			LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008	since July 2007;
Suite 100			formerly Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

JORDAN OPPORTUNITY FUND

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 441-7013. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling (800) 441-7013 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 441-7013.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 441-7013 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

PRIVACY POLICY

The Fund collects non-public personal information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Annual Report.

FOR MORE INFORMATION

Investment Adviser	Custodian
Windowpane Advisors, LLC	U.S. Bank, National Association
One America Plaza	Custody Operations
600 West Broadway, Suite 1225	1555 North RiverCenter Drive, Suite 302
San Diego, California 92101	Milwaukee, Wisconsin 53212

Independent Registered Public	Transfer Agent, Fund Accountant
Accounting Firm	and Fund Administrator
Tait, Weller & Baker LLP	U.S. Bancorp Fund Services, LLC
1818 Market Street, Suite 2400	615 East Michigan Street
Philadelphia, Pennsylvania 19103-3638	Milwaukee, Wisconsin 53202
(800) 441-7013

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP	Distributor
Park Avenue Tower	Quasar Distributors, LLC
75 E. 55th Street, Floor 15	615 East Michigan Street
New York, New York 10022	Milwaukee, Wisconsin 53202

Jordan Opportunity Fund
c/o U.S. Bancorp Fund
Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-441-7013
www.jordanopportunity.com

Jordan Opportunity Fund
Symbol – JORDX
CUSIP – 742935182

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that each member of the Trust’s audit committee is financially literate and independent.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$16,500	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fiscal year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date   February 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date   February 27, 2011

By (Signature and Title)*   /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   February 28, 2011

* Print the name and title of each signing officer under his or her signature.